MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     28-Aug-96
Reporting Month:  July

                                                         Interest    Interest    Principal
         Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class    Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Class A1 $473,800,000.00 79.58%   $1,000.00    31-Jul-96  4.06394996  4.06394996 23.49388333 $378,022,179.06 0.79785179
Class A2  $75,912,000.00 12.75%   $1,000.00    31-Jul-96 12.50000000 12.50000000  0.00000000  $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%   $1,000.00    31-Jul-96  4.99057634  4.99057634  8.36862214  $25,087,793.23 0.95754936
Class A4   $6,000,000.00  1.01%   $1,000.00    31-Jul-96  5.50000000  5.50000000  0.00000000   $6,000,000.00 1.00000000

         $581,912,000.00                                                                     $485,021,972.29

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         28-Aug-96
Reporting Month       July

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 2.64% $13,474,965.80 $0.00       $0.00  $498,496,938.09 2.70% $13,474,965.80


Class                      Total Distribution
Surplus                            $344,288.95

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                13          $2,421,313             0.49%
60+ Days                 6          $1,891,686             0.38%
90+ Days                10          $1,478,686             0.30%
Foreclosure              0                  $0             0.00%
REO                      0                  $0             0.00%

Totals                  29          $5,791,685             1.16%


Advances on Delinquencies                                       $45,997.15
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6

Payment Date:     28-Aug-96
Report Date:      July

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals
Interest Net of Servicing Fee                 $3,402,650.79            Interest Payments       $3,038,152.59
Principal                                    $11,350,659.82            Principal Payments     $11,350,659.82
Deposits From Reserve Fund                            $0.00            Surplus                   $344,288.95
Other Deposits                                        $0.00            MBIA Fee                      $20,209.25
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                $14,753,310.61            Total Withdrawals      $14,753,310.61



                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-Aug-96
Reporting Month:  July

          Class
          Interest   Beginning       Interest       Interest     Principal    Total            Applied Ending
Class     Rate       Balance         Accrual        Payment      Payment      Distribution     Losses  Balance
Class A1  5.937500%  $389,153,580.98 $1,925,499.49 $1,925,499.49 $11,131,401.92 $13,056,901.41 $0.00   $378,022,179.06
Class A2 15.000000%   $75,912,000.00   $948,900.00   $948,900.00          $0.00    $948,900.00 $0.00    $75,912,000.00
Class A3  6.200000%   $25,307,051.13   $130,753.10   $130,753.10    $219,257.90    $350,011.00 $0.00    $25,087,793.23
Class A4  6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00 $0.00     $6,000,000.00

                     $496,372,632.11 $3,038,152.59  $3,038,152.59$11,350,659.82 $14,388,812.41 $0.00   $485,021,972.29

Class     CUSIP       Priority    PrincipalType InterestType
Class A1  589962AP4   Senior      Sequential    Floater
Class A2  589962AQ2   Senior      Sequential    Floater
Class A3  589962AR0   Senior      Sequential    Fixed
Class A4  589962AS8   Senior      Sequential    Fixed